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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                    -----------------------

                           FORM 8-A

       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR (g) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                    -----------------------

                    CHANDLER (U.S.A.), INC.
     (Exact name of registrant as specified in its charter)

        OKLAHOMA                                73-1325906
     (State or other                         (I.R.S. Employer
     jurisdiction of                        Identification No.)
     incorporation)

                       1010 MANVEL AVENUE
                    CHANDLER, OKLAHOMA 74834
            (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class                 Name of each exchange on which
  to be so registered                 each class is to be registered
  -------------------                 ------------------------------

  $24,000,000 __% Senior Debentures   American Stock Exchange

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ X ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to
General Instruction A.(d), check the following box. [       ]

     Securities Act registration statement file number to which this form relates: 333-76393 (if applicable)

       Securities to be registered pursuant to Section 12(g) of the Act:

                                Title of Class
                                --------------

                                     None

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

__% SENIOR DEBENTURES DUE 2014 (THE "DEBENTURES")

Reference is made to the information set forth under the heading "Description of the Debentures" in the registrant's Registration Statement on Form S-1, No. 333-76393 (the "S-1"), filed with the Securities and Exchange Commission on April 15, 1999, as amended, which is incorporated herein by reference.

ITEM 2.  EXHIBITS

              All exhibits filed as a part of this registration statement of the Registrant are incorporated by reference from that Registration Statement of Chandler (U.S.A.), Inc., as filed on Form S-1 with the Securities and Exchange Commission on April 15, 1999, that Amendment No. 1 to the Registration Statement as filed on Form S-1, as filed with the Securities and Exchange Commission on June 1, 1999, and that Amendment No. 2 to the Registration Statement as filed on Form S-1, as filed with the Securities and Exchange Commission on June 29, 1999, and all amendments thereto.


                                   SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       CHANDLER (U.S.A.), INC.
                                            ("Registrant")


Date: July 2, 1999                 By: /s/ W. Brent LaGere
                                       -------------------------------------
                                       W. Brent LaGere
                                       Chief Executive Officer and President


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